SUPPLY AGREEMENT


     This AGREEMENT made as of the 9th day of January, 2004 by and between Derma Sciences, Inc., a Pennsylvania corporation having offices at 214 Carnegie Center, Suite 100, Princeton, NJ 08540 (hereinafter referred to as "Buyer") and Kimberly-Clark Corporation, a Delaware corporation having offices at 1400 Holcomb Bridge Road, Roswell, GA 30076 (hereinafter referred to as "K-C" or "Seller").


                              W I T N E S S E T H:
                              --------------------


     WHEREAS, K-C represents that it is capable of manufacturing and packaging wound care products in accordance with specifications as furnished by K-C to Buyer on the date first above written (the "Specifications") in the quantities described below; and

     WHEREAS, K-C desires to manufacture, package and sell the wound care products to Buyer and Buyer desires to purchase the wound care products from K-C under the terms and conditions hereinafter set forth;


     NOW, THEREFORE, in consideration of the foregoing premises, which are hereby incorporated into and hereby made a part of the terms and conditions of this Agreement, and the mutual covenants recited hereinafter, it is agreed as follows:



                                    SECTION 1

                                   DEFINITIONS

     As used throughout this Agreement, each of the following terms shall have the meaning set forth in this Section 1:


     1.01 "Purchase Agreement" shall mean the Purchase Agreement between the parties dated the Effective Date.

     1.02 "Effective Date" shall mean the date first above written.

     1.03 "Finished Goods" shall mean the finished goods described in Exhibit C.

     1.04 "Product(s)" shall mean wound care products described in Exhibit B manufactured, packaged and displaying the Trademark in accordance with the Specifications.

     1.05 "Raw Materials" shall mean materials, ingredients, and packaging required to manufacture and package the Products described in Exhibit D.

     1.06 "Trademark" shall mean the trademark(s) identified on Exhibit A attached hereto.




                                    SECTION 2

                              SUPPLY OF THE PRODUCT


     K-C shall manufacture and make available for sale to Buyer and Buyer shall purchase from K-C Products in accordance with the terms hereinafter set forth. K-C shall apply Buyer's Trademarks to the Products and maintain quality levels for the goods existing as of the above date.

                                    SECTION 3

                                  PRICE/PAYMENT


     3.01 Price: The price to be paid by Buyer to K-C for the Product purchased hereunder is set forth on Exhibit B attached hereto and made a part of this Agreement (the "Price").

     3.02 Payment: Buyer shall pay, by check or electronic transfer, K-C for the Product purchased hereunder as described in Exhibit E.




                                    SECTION 4

                           WARRANTY/DEFECTIVE PRODUCT


     4.01 Warranty: K-C warrants that the Products sold to Buyer are free from defects in material and workmanship and shall comply in all respects with the Specifications. EXCEPT AS EXPRESSLY PROVIDED HEREIN, SELLER MAKES NO EXPRESS OR IMPLIED WARRANTY INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR FROM ANY COURSE OF DEALING OR TRADE USAGE REGARDING THE PRODUCT.




                                    SECTION 5

             ORDER VOLUME; ORDER PROCEDURE AND RAW MATERIAL PURCHASE

     5.01 Order Volume. Except as otherwise provided herein, K-C shall supply and Buyer shall purchase the Product in amounts equal to +/- 10% of the volumes set forth in Exhibit C during the term of this Agreement (the "Order Volume").

     5.02 Order Volume Revisions. In the event that market demand for the Products during the term of this Agreement varies by more than +/- 10% of the Order Volumes described in Exhibit C, then the parties shall discuss in good faith adjusting such Order Volumes to satisfy such demand, provided that neither party shall have an obligation to do so.

     5.03 Inventory Purchase. Upon expiration or termination of this Agreement, K-C shall (a) sell to Buyer and Buyer shall purchase the Finished Goods described in Exhibit C, to the extent that K-C holds such inventory, in amounts not to exceed 110% of the amounts described in each line item in Exhibit C and
(b) sell to Buyer and Buyer shall purchase the Raw Materials described in Exhibit D, to the extent that K-C holds such inventory, in an aggregate amount not to exceed $250,476. In order to achieve the aggregate Raw Material inventory described above, K-C shall notify Buyer of any Raw Material purchase that would cause Raw Material Inventories to exceed the amounts described in Exhibit D. The price for the Finished Goods and Raw Materials shall be calculated as set forth in Exhibits B and D. Seller shall pay K-C for the Raw Material and Finished Goods within thirty (30) days after expiration or termination of this Agreement.

     K-C warrants that the Raw Material and Finished Goods supplied pursuant to this Section 5.03 are free from defects in material and workmanship. EXCEPT AS EXPRESSLY PROVIDED HEREIN, K-C MAKES NO EXPRESS OR IMPLIED WARRANTY INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OR MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR FROM ANY COURSE OF DEALING OF TRADE USAGE REGARDING THE PRODUCT.

                                    SECTION 6

                                    DELIVERY


     Seller shall deliver the Product, Raw Material and Finished Goods F.O.B K-C's facility in Fort Worth, Texas.




                                    SECTION 7

                              TERM AND TERMINATION


     7.01 Term: This Agreement shall be effective as of the Effective Date and, unless sooner terminated as hereinafter provided, shall terminate on April 30, 2004.


     7.02 Termination: This Agreement also may be terminated:

     (a) Upon the mutual written agreement of the parties;

     (b) By either party for material breach of any of the terms hereof by the other party if the breach is not corrected within thirty (30) days after the giving of written notice of breach to the defaulting party;

     (c) By either party, upon written notice to the other party, if either party shall become insolvent or shall make an assignment for the benefit of creditors, or shall be placed in receivership, reorganization, liquidation or bankruptcy (voluntary or involuntary);

     (d) By either party, upon written notice to the other party, if for any reason there is a change in the ownership, management or control of either party, or all or any part of either party's business subject to the terms of this Agreement by law, decree, ordinance or other governmental action, is vested in, or is made subject to, the control or direction of any governmental agent, officer, appointee, designee or any other person, firm or company not a party to this Agreement;

     (e) By either party, if any law, decree, ordinance or other governmental action would change the relationship created by this Agreement or would grant rights to either party not granted under this Agreement, such termination to become effective one day prior to the date such law, decree, ordinance or other governmental action would become effective;


     (f) By K-C, upon written notice to Buyer, in the event Buyer fails to take timely delivery and make timely payment of the Equipment pursuant to the Purchase Agreement; or

     (g) By Buyer, upon written notice to K-C, in the event K-C fails to make the Equipment available in a timely manner pursuant to the terms of the Purchase Agreement.

                                    SECTION 8

                            CONFIDENTIAL INFORMATION

     8.01 Confidentiality. The parties anticipate that it may be necessary for one or both parties to transfer to the other information of a confidential or proprietary nature under this Agreement.

     a. The parties shall treat all written information marked as "Confidential" or "Proprietary" and all information disclosed orally or visually that the disclosed party confirms as confidential in writing to the receiving party within thirty (30) days after the original oral or visual disclosure as secret or confidential (the "Proprietary Information"). Proprietary Information shall also include but is not limited to, information pertaining to the conduct or details of each other's business, its processes, formulas, machines, devices, products, and materials, whether or not identified as "Confidential" or "Proprietary." The terms and conditions of this Agreement shall be considered Proprietary Information.

     b. The parties agree not to disclose, either during the term of this Agreement or for a period of three (3) years thereafter, any Proprietary Information. Each party agrees that it will use the same reasonable effort to protect the other party's proprietary information as is used to protect its own proprietary information.

     c. The obligations of a party regarding non-disclosure and non-use of the other party's Proprietary Information shall not apply to information which: (1) is or becomes publicly known through no fault of its own; (2) was in its possession prior to obtaining access hereunder; (3) is received from a third party as a matter of right and without restrictions on disclosure or use; (4) was independently developed by the receiving party without using the Proprietary Information of the disclosing party.

     d. Proprietary information shall be used only in connection with this Agreement and disclosed to personnel on a need-to-know basis only.

     e. Proprietary information disclosed hereunder shall remain the property of the disclosing party and shall be returned to the disclosing party promptly upon written request. Neither this nor the furnishing of any information hereunder by either party to the other shall be construed as granting any license under or right in any invention, patent, trade secret, trademark, copyright, data or information of the disclosing party.

     f. Except as expressly stated herein, this Agreement shall not affect either party's present or future rights under any country's patent laws.

     8.02 Notwithstanding the expiration of other portions of this Agreement, the obligations of the parties under this Section 8 shall continue for a period of three (3) years from the termination or expiration of this Agreement.

                                    SECTION 9

                                 INDEMNIFICATION


     Each party (an "Indemnitor") agrees to indemnify, defend and hold harmless the other party and its respective subsidiaries, parents, affiliates, directors, officers and employees (each an "Indemnitee") from any loss, liability, damages, costs or expense (including reasonable attorneys' fees) ("Losses"), arising out of any claim for property damage, personal injury or death (a "Claim") where a product or service supplied under this Agreement, or the negligence or willful misconduct of the Indemnitor, is alleged to have caused or contributed to the damage, injury or death, but only to the extent such Losses are caused by the negligence or willful misconduct of the Indemnitor. Notwithstanding the foregoing, this indemnification does not apply to Losses to the extent caused by the negligence or willful misconduct of an Indemnitee or any of its employees or agents.

     An Indemnitor's indemnity obligation pursuant to this section shall be conditioned upon (a) Indemnitee providing the Indemnitor timely written notice of the Claim, (b) Indemnitee providing complete and timely assistance in investigating and defending such Claim, (c) Indemnitee not settling, releasing or otherwise disposing of such Claim without Indemnitor's prior written consent, and (d) Indemnitor having exclusive control of the defense of any such Claim, if it so elects, including selection of counsel. If Indemnitee objects to Indemnitor's selection of counsel, Indemnitee may hire counsel of its own choosing, and Indemnitor's obligation to Indemnitee pursuant to this section shall cease. Prior to the settlement, release or other disposition ("Disposition") of any such Claim as it relates to Indemnitee, Indemnitor shall give written notice to Indemnitee of the proposed terms and conditions of the proposed Disposition. Within 10 days of Indemnitor's notice, Indemnitee shall either give written notice to Indemnitor of its consent to the proposed Disposition or its objection to the proposed Disposition. If Indemnitee objects to the proposed Disposition of such Claim, Indemnitor shall not settle, release, or otherwise dispose of such Claim as it relates to Indemnitee, but shall withdraw from and promptly surrender to Indemnitee the defense of such Claim, as it relates to Indemnitee. Upon such withdrawal, Indemnitor's obligation to Indemnitee pursuant to this section shall cease.



                                   SECTION 10

                              Intentionally Deleted



                                   SECTION 11

                                    SERVICES

     11.01 Customer Support: Beginning on the Effective Date and for a period of ninety (90) days thereafter (the "Transition Period"), Seller shall perform the customer support services described in Exhibit E ("Customer Support Services") within such time parameters as are mutually agreed to by the parties. Seller shall retain and utilize a sufficient number of qualified personnel to perform the Services; provided, however, that nothing herein shall require Seller to perform customer support services for Buyer that are materially beyond the scope of services heretofore provided by Seller for customer support of its wound care business. Seller shall be obligated to provide the Customer Support Services only during normal business hours. In consideration of Seller's performance of the Customer Support Services, Buyer shall pay Seller Two Thousand Five Hundred Dollars ($2,500), which amount shall become due and payable on or before ninety
(90) days following the Effective Date.

     11.02 Equipment Operation Training: Seller shall train and instruct Buyer as to the operation of the Equipment (as defined in the Purchase Agreement) and support the installation and start-up of such Equipment at Buyer's facility in a manner mutually agreed to by the parties (the "Equipment Support Services"). In order to perform the Equipment Support Services, Seller shall provide Buyer with two qualified, mutually agreed upon personnel who will each perform eighty (80) hours of Equipment Support Services (total of one hundred and sixty (160) hours) at a location to be determined by Buyer. Travel time shall be included in the calculation of hours worked by the personnel. In consideration of Seller's performance of the Equipment Support Services, Buyer shall pay Seller an amount equal to the number of hours worked by the personnel multiplied by the straight time wage rate of the personnel, plus all reasonable travel expenses. Seller shall submit an invoice for such amounts after completion of the Equipment Support Services and Buyer shall pay such invoice within thirty (30) days after receipt.

     11.03 Service Warranty: Seller agrees to perform the services described in this Section 11 in a professional and competent manner, using at least the same standard of care that they use in performing such services in its own affairs. EXCEPT AS PROVIDED IN THIS SECTION 11.03, SELLER MAKES NO WARRANTIES, EXPRESS OR IMPLIED. INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FINTNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE TRANSITION SERVICES TO BE PROVIDED HEREUNDER.



                                   SECTION 12

                                     GENERAL


     12.01 Assignment: Neither party shall assign or transfer any right, obligation or interest under this Agreement to any person, firm or corporation, without the prior written consent of the other party. Any purported assignment or transfer in violation of this Agreement shall be void and constitute a material breach of this Agreement.

     12.02 Independent Contractor: K-C shall be an independent contractor in its performance of this Agreement and shall not be deemed, expressly or by implication, to be an agent, employee, representative or servant of Buyer for any purpose whatsoever. Buyer shall not have the power to control the manner in which K-C performs its obligations under this Agreement but shall look to K-C only for the results achieved.

     12.03 Contracts With Others: Unless otherwise provided in Section 11.01 or Exhibit E, neither Buyer nor any of its agents, employees, representatives or servants shall have any authority to bind K-C in any contract with any third party, including, but not limited to, purchasers, customers, prospective purchasers or customers, or any person who contemplates any business relationship with K-C.

     12.04 Force Majeure: Neither party to this Agreement shall be liable for delay or failure to perform under this Agreement which results from any occurrence or event which could not have been reasonably avoided including, but not limited to, accident, action of the elements, act of God, civil commotion, enemy action, epidemic, explosion, fire, flood, insurrection, strike, lockout or other labor trouble or shortage, natural catastrophe, riot, unavailability or shortage of material, equipment or transportation, war, act, demand or requirement of law or of the Government of the United States of America or any other competent governmental authority, or any other similar cause beyond such party's control, if the party in default makes reasonable efforts to remove or overcome the effects of such occurrence or event. If a party believes that any one or more of the above occurrences or events shall cause a delay or prevent its performance hereunder, it shall promptly notify the other in writing of such fact.

     12.05 Governing Law: This Agreement shall be construed and performed according to the laws of the State of Texas, U.S.A.

     12.06 Notices: All notices and communications in connection with this Agreement shall be in writing and shall be deemed sufficient and delivery thereof shall be deemed complete on the fifth (5th) day after mailing, on the part of K-C, if sent by registered or certified mail to:

Kimberly-Clark Corporation
1400 Holcomb Bridge Road
Roswell, GA   30076
ATTENTION: President, Health Care

and on the part of Buyer, if sent by registered or certified mail to:

Derma Sciences, Inc.
214 Carnegie Center, Suite 100
Princeton, NJ 08540

ATTENTION: President


or any other address and to the attention of any other person as either of the parties may specify hereafter by written notice to the other.


     12.08 Severability of Provisions: If any provision of this Agreement or the Exhibits hereto shall be determined to be invalid, illegal or unenforceable under law, the validity and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     12.09 Waiver of Breach: No waiver of breach of any of the provisions of this Agreement shall be construed to be a waiver of any succeeding breach of the same or any other provision.

     12.10 Section Headings: Section headings used in this Agreement are for the purpose of reference only and shall not be considered in construing this Agreement.

     12.11 Counterparts: This document shall be executed in two (2) counterparts, each of which shall constitute an original Agreement.

     12.12 Entire Agreement: This Agreement and its Exhibits constitutes the entire agreement between the parties related to the subject matter hereof, and cancels and supersedes all prior or contemporaneous agreements, whether oral or written, relating to the subject matter of this Agreement. No amendment or change in this Agreement shall be valid unless made in writing and signed by both parties.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.



                                 Kimberly-Clark Corporation



                                 By:____________________________
                                 Title: President, Business-to-Business





                                 Derma Sciences, Inc.



                                 By:____________________________
                                 Title: President and Chief Executive Officer

Supply Agreement Exhibit A (Trademark Estate)

Trademark               Trademark Type  Stock Code      Material Description
---------               --------------  ----------      --------------------
SHUR-CONFORM*           Common Law      77041   "SHUR-CONFORM* Oil Emulsion Dressings, 3"" X 3"""
SHUR-CONFORM*           Common Law      77042   "SHUR-CONFORM* Oil Emulsion Dressings, 3"" X 8"""
SHUR-CONFORM*           Common Law      77043   "SHUR-CONFORM* Oil Emulsion Dressings, 3"" X 16"""
SHUR-CONFORM*           Common Law      77044   "SHUR-CONFORM* Oil Emulsion Dressings, 3"" X 8"""

COVERALL* 5 N' 1        Common Law      20017   "COVERALL* 5 'n 1 Border Gauze, Non-Sterile, 6"" X 6"""
COVERALL* 5 N' 1        Common Law      77045   "COVERALL* 5 'n 1 Dressing, Sterile, 4"" X 4"""
COVERALL* 5 N' 1        Common Law      77046   "COVERALL* 5 'n 1 Dressing, Sterile, 6"" X 6"""
COVERALL* 5 N' 1        Common Law      77047   "COVERALL* 5 'n 1 Dressing, Sterile, 6"" X 8"""

SHUR-STRIP(R)   "US Reg. 1,156,937 "    81117   "S101 Shur Strips (1/8"" x 3"")"
SHUR-STRIP(R)   "US Reg. 1,156,937 "    81118   "S102 Shur Strips (1/4"" x 3"")"
SHUR-STRIP(R)   "US Reg. 1,156,937 "    81119   "S103 Shur Strips (1/4"" x 1 1/2"")"
SHUR-STRIP(R)   "US Reg. 1,156,937 "    81120   "S105 Shur Strips (1/4"" x 4"")"
SHUR-STRIP(R)   "US Reg. 1,156,937 "    81121   "S106 Shur Strips (1/2"" x 4"")"
SHUR-STRIP(R)   "US Reg. 1,156,937 "    81122   "S107 Shur Strips (1"" x 4"")"
SHUR-STRIP(R)   "US Reg. 1,156,937 "    71149   NS101 Nonsterile bulk
SHUR-STRIP(R)   "US Reg. 1,156,937 "    71150   NS102 Nonsterile bulk
SHUR-STRIP(R)   "US Reg. 1,156,937 "    71151   NS103 Nonsterile bulk
SHUR-STRIP(R)   "US Reg. 1,156,937 "    71152   NS105 Nonsterile bulk
SHUR-STRIP(R)   "US Reg. 1,156,937 "    71153   NS106 Nonsterile bulk
SHUR-STRIP(R)   "US Reg. 1,156,937 "    71154   NS107 Nonsterile bulk

Supply Agreement Exhibit B (Transfer Prices)


Kimberly-                   Kimberly-                   Kimberly-
Clark    Derma              Clark    Derma              Clark    Derma
Stock    Inventory Cost     Stock    Inventory Cost     Stock    Inventory Cost
Code     ($/CASE)           Code     ($/CASE)           Code     ($/CASE)

20017    $56.87             81122    $54.56             10503    $44.00
20049    $48.00             99815    $31.77             10505    $63.20
20053    $28.00             99816    $22.30             10506    $43.20
20056    $27.89             99817    $27.30             10507    $90.40
20059    $27.36             99818    $18.33             10539    $38.47
20062    $32.60             99819    $20.17             10549    $59.20
20065    $43.21             99820    $40.52             10559    $16.81
20068    $72.96             99821    $24.72             10560    $21.82
71149    $57.09             99822    $22.59             10561    $14.40
71150    $57.09             99823    $34.41             10563    $14.48
71151    $57.09             13082    $17.28             10564    $16.90
71152    $67.65             13083    $22.56             10565    $23.04
71153    $67.65             20046    $29.76             10567    $16.26
71154    $74.44             10223    $61.60             10568    $15.67
71164    $84.00             10224    $96.00             10569    $46.40
71165    $128.00            10239    $124.80            10570    $64.96
77030    $61.12             10364    $23.12             10578    $50.05
77034    $50.80             20016    $63.83             10579    $53.76
77041    $124.66            20019    $40.11             10580    $53.76
77042    $59.50             20024    $81.35             10590    $31.20
77043    $135.24            20027    $22.68             10599    $17.89
77044    $106.73            20030    $24.68             10600    $30.03
77045    $73.71             20033    $29.11             10607    $38.69
77046    $115.20            20036    $36.71             10611    $91.94
77047    $136.80            20039    $42.16             10614    $34.11
77051    $15.28             20043    $49.85             10617    $62.40
77052    $15.28             10426    $52.00             99988    $38.94
77053    $17.12             10427    $52.00             99989    $51.52
77054    $19.84             10428    $52.00             99990    $58.41
77061    $16.16             10429    $80.00             10619    $45.60
77062    $16.96             10431    $80.00             68799    $26.40
77063    $19.84             10432    $80.00             99970    $9.97
77064    $28.48             10472    $112.00            20071    $50.16
81117    $52.60             10474    $112.00            20074    $43.22
81118    $50.22             10477    $62.40             20077    $74.02
81119    $46.60             10489    $45.60             20082    $67.54
81120    $60.54             10499    $32.80
81121    $71.26             10501    $72.80

Supply Agreement Exhibit C

                     During
                     Transition
                     Period                   Derma OK'd
Stock                Projected                OEM & KC
Code                 Sales(CS)                Inventory(CS)
-----                ---------                -------------
20017                0.0                      0.0
20049                65.8                     87.7
20053                34.3                     45.7
20056                357.0                    476.0
20059                165.5                    220.7
20062                133.8                    178.3
20065                83.5                     111.3
20068                351.0                    468.0
71149                0.0                      0.0
71150                1.0                      1.3
71151                0.0                      0.0
71152                0.0                      0.0
71153                87.5                     116.7
71154                1.0                      1.3
71164                2.0                      2.7
71165                14.3                     19.0
77030                31.8                     42.3
77034                221.5                    295.3
77041                80.8                     107.7
77042                142.8                    190.3
77043                10.5                     14.0
77044                11.3                     15.0
77045                68.5                     91.3
77046                30.8                     41.0
77047                7.8                      10.3
77051                709.8                    946.3
77052                547.5                    730.0
77053                320.0                    426.7
77054                55.3                     73.7
77061                685.0                    913.3
77062                480.3                    640.3
77063                319.3                    425.7
77064                108.5                    144.7
81117                82.3                     109.7
81118                360.8                    481.0
81119                30.3                     40.3
81120                70.0                     93.3
81121                229.0                    305.3
81122                3.5                      4.7
99815                10.8                     14.3
99816                0.0                      0.0
99817                5.3                      7.0
99818                3.3                      4.3
99819                0.0                      0.0
99820                0.8                      1.0
99821                6.0                      8.0
99822                164.8                    219.7
99823                8.8                      11.7
13082                330.0                    330.0
13083                0.0                      0.0
20046                812.3                    837.0
10223                0.0                      0.0
10224                0.0                      0.0
10239                0.0                      0.0
10364                0.0                      0.0
20016                0.0                      1,000.0
20019                150.0                    0.0
20024                1,082.5                  0.0


             Exhibit C (Projected Volumes)              Page 1 of 2



                     During
                     Transition
                     Period                   Derma OK'd
Stock                Projected                OEM & KC
Code                 Sales(CS)                Inventory(CS)
-----                ---------                -------------
20027                150.0                    0.0
20030                1,299.0                  0.0
20033                0.0                      500.0
20036                160.0                    350.0
20039                108.3                    0.0
20043                129.9                    0.0
10426                0.0                      63.0
10427                0.0                      63.0
10428                126.0                    315.0
10429                0.0                      252.0
10431                0.0                      252.0
10432                0.0                      0.0
10472                0.0                      0.0
10474                0.0                      0.0
10477                0.0                      0.0
10489                0.0                      0.0
10499                0.0                      0.0
10501                0.0                      0.0
10503                0.0                      0.0
10505                0.0                      0.0
10506                0.0                      0.0
10507                0.0                      0.0
10539                0.0                      0.0
10549                0.0                      0.0
10559                0.0                      0.0
10560                0.0                      0.0
10561                0.0                      0.0
10563                0.0                      0.0
10564                0.0                      0.0
10565                0.0                      0.0
10567                0.0                      0.0
10568                0.0                      0.0
10569                0.0                      0.0
10570                0.0                      0.0
10578                0.0                      0.0
10579                0.0                      0.0
10580                0.0                      0.0
10590                150.0                    350.0
10599                150.0                    150.0
10600                0.0                      0.0
10607                0.0                      50.0
10609                0.0                      0.0
10611                0.0                      10.0
10614                120.0                    268.0
10617                30.0                     0.0
99987                0.0                      0.0
99988                0.0                      0.0
99989                30.0                     30.0
99990                25.0                     25.0
10619                300.0                    300.0
68799                400.0                    400.0
99970                0.0                      0.0
20071                194.9                    0.0
20074                0.0                      60.0
20077                220.0                    0.0
20082                43.3                     40.0
TOTAL                12,113.9                 13,782.0

                    Exhibit C (Projected Volumes)                    Page 2 of 2

Supply Agreement Exhibit D (RM Inventory & Cost)

                    Ending Inventory 3/29/04                            Derma to
Part          UM      (includes purchases)      Cost      Ext. Cost     take
----          --    ------------------------    ----      ---------     --------
0001703274    EA    4990                        $0.02     $84.83        Yes
0001735813    RL    97                          $44.62    $4,327.91     Yes
016004        LY    2583                        $0.07     $173.84       Yes
0160095000    EA    2004                        $0.45     $901.80       Yes
0160096000    EA    1269                        $0.45     $571.05       Yes
0160109000    EA    2639                        $1.01     $2,677.27     Yes
0160110000    EA    6115                        $0.62     $3,810.26     Yes
0160111000    EA    5519                        $0.44     $2,420.63     Yes
0160112000    EA    838                         $1.11     $933.53       Yes
0160778000    EA    2364                        $0.88     $2,090.49     Yes
022000        EA    0                           $0.01     $0.00         Yes
022975        EA    2717                        $0.44     $1,195.48     Yes
022976        EA    477                         $0.84     $401.63       Yes
025800        EA    61730                       $0.08     $4,895.19     Yes
025900        EA    0                           $0.03     $0.00         Yes
0260769000    EA    343                         $0.76     $260.92       Yes
0260770000    EA    1185                        $0.65     $768.00       Yes
0260771000    EA    353                         $0.84     $295.81       Yes
0260813000    EA    610                         $0.54     $331.84       Yes
0260865000    EA    1019                        $0.46     $469.56       Yes
0260903000    EA    10                          $0.73     $7.33         Yes
0260904000    EA    214                         $0.58     $123.63       Yes
026335        EA    443                         $0.58     $256.94       Yes
026355        EA    274                         $0.88     $242.22       Yes
027061        FT    17323                       $0.06     $1,122.53     Yes
028002        EA    845                         $0.63     $534.89       Yes
028026        EA    602                         $0.63     $378.72       Yes
029100        FT    34606                       $0.18     $6,312.13     Yes
1960100000    EA    66500                       $0.09     $6,197.80     Yes
5060100000    EA    58900                       $0.06     $3,551.67     yes
R10238        LB    454                         $1.75     $794.50       Yes
R10254        KG    172.5                       $50.49    $8,709.49     Yes
R10283        EA    172                         $0.59     $101.84       Yes
R10298        EA    72                          $0.56     $40.05        Yes
R10306        EA    67300                       $0.01     $444.18       Yes
R10324        FT    19980                       $0.05     $999.00       Yes
R10342        LY    47193                       $0.02     $811.72       Yes
R10343        LY    141001.5                    $0.05     $7,120.58     Yes
R10344        LY    143708                      $0.09     $12,373.26    Yes
R10345        LY    622                         $0.10     $62.82        Yes
R10359        LB    55.1                        $44.00    $2,424.40     Yes
R10360        LY    33796                       $0.03     $953.05       Yes
R10361        LY    57566                       $0.03     $1,963.00     Yes
R10362        LY    66700                       $0.05     $3,428.38     Yes
R10363        LY    38180                       $0.09     $3,352.20     Yes
R10381        FT    12895                       $0.13     $1,663.46     Yes
R10382        FT    3490                        $0.11     $369.24       Yes
R10405        LB    7.2                         $7.05     $50.74        Yes
R10406        LB    60.4                        $6.15     $371.46       Yes
R10407        GL    20.8                        $5.38     $111.90       Yes
R10410        FT    139242                      $0.01     $1,935.46     Yes
R10430        LB    328                         $0.97     $318.16       Yes
R10431        LB    1520                        $0.86     $1,307.05     Yes
R10618        LB    40.2                        $1.14     $45.68        Yes
R10687        EA    95200                       $0.03     $2,760.80     Yes
R10717        EA    348                         $0.31     $108.05       Yes
R10731        EA    965                         $0.27     $264.41       Yes
R10732        EA    1142                        $0.44     $501.68       Yes
R10733        EA    588                         $0.65     $379.85       Yes
R10737        FT    1862                        $0.25     $459.91       Yes


                          Exhibit D (RM Volumes Cost)               Page 1 of 2



                    Ending Inventory 3/29/04                            Derma to
Part          UM      (includes purchases)      Cost      Ext. Cost     take
----          --    ------------------------    ----      ---------     --------

R10739        FT    5162                        $0.05     $237.97       Yes
R10740        FT    5000                        $0.05     $231.50       Yes
R10751        EA    347                         $0.60     $207.16       Yes
R10755        EA    817                         $0.47     $384.40       Yes
R10759        EA    137                         $0.41     $56.51        Yes
R10763        EA    562                         $0.49     $274.37       Yes
R14086        EA    2435                        $0.87     $2,128.92     Yes
R14128        LY    31858                       $0.08     $2,389.35     Yes
R14138        EA    907                         $0.58     $526.06       Yes
R14139        EA    1104                        $0.51     $567.46       Yes
R14140        EA    873                         $0.48     $417.29       Yes
R14141        EA    745                         $0.44     $330.78       Yes
R14150        FT    151128                      $0.05     $7,465.72     Yes
R15395        EA    24900                       $0.04     $888.93       Yes
R15816        EA    10890                       $0.12     $1,280.66     Yes
R15838        LB    53                          $16.96    $898.88       Yes
R15839        KG    30                          $56.82    $1,704.55     Yes
R15841        EA    1800                        $0.14     $247.50       Yes
R15842        EA    5590                        $0.28     $1,565.20     Yes
R15868        FT    27949                       $0.04     $1,218.58     Yes
R16062        LB    6.8                         $33.16    $225.49       Yes
R16063        GL    3.6                         $8.35     $30.06        Yes
R16064        LB    474                         $0.73     $345.64       Yes
R16113        LB    37.3                        $166.28   $6,202.24     Yes
R16114        LB    129.8                       $1.28     $166.20       Yes
R16658        EA    1148                        $0.42     $479.29       Yes
R16659        EA    421                         $0.51     $213.95       Yes
R16691        FT    80318                       $0.04     $3,429.58     Yes
R16692        FT    47634                       $0.03     $1,228.96     Yes
R17182        EA    988                         $0.45     $447.56       Yes
R17232        FT    68418                       $0.08     $5,254.50     Yes
R17493        EA    524                         $0.33     $172.87       Yes
R17496        FT    20890                       $0.03     $714.44       Yes
R17501        FT    9259                        $0.03     $273.14       Yes
R17510        LY    23267                       $0.03     $663.11       Yes
R17511        LY    61911                       $0.03     $2,043.06     Yes
R17512        LY    51065                       $0.05     $2,711.55     Yes
R17526        FT    57572                       $0.05     $2,878.60     Yes
R17588        FT    70800                       $0.11     $7,788.00     Yes
R17589        EA    241                         $0.54     $129.71       Yes
R17590        EA    534                         $0.46     $246.71       Yes
R17591        EA    434                         $1.45     $629.73       Yes
R17592        EA    842                         $0.63     $531.30       Yes
R17593        EA    475                         $0.39     $186.63       Yes
R17594        EA    327                         $0.47     $153.98       Yes
R17595        EA    98                          $0.58     $57.09        Yes
R17596        EA    281                         $0.51     $141.99       Yes
R17609        EA    3391                        $0.44     $1,492.04     Yes
R17611        EA    550                         $0.58     $319.00       Yes
R17786        EA    4731                        $0.12     $586.64       Yes
R17788        EA    1016                        $0.52     $528.32       Yes
R17789        EA    446                         $0.61     $272.10       Yes
R18211        EA    686                         $0.30     $207.65       Yes
R18469        EA    40700                       $0.985    $40,089.50    Yes
R18471        EA    20000                       $1.16     $23,200.00    Yes
R18468        EA    37500                       $0.42     $15,750.00    Yes
R18470        EA    5000                        $1.62     $8,100.00     Yes

                                                          $250,476.63

                          Exhibit D (RM Volumes Cost)               Page 2 of 2

                                    EXHIBIT E

                             DESCRIPTION OF SERVICES
                             -----------------------


Order  Processing/Customer  Service,   Invoicing/Accounts   Receivable,   Rebate
--------------------------------------------------------------------------------
Processing, Partners in Quality:
-------------------------------
o Seller will continue providing these services during the Transition Period. Except as noted below, all of these services will end upon the same date. The termination of these services will occur immediately following a month end.
o For a period of up to one hundred and twenty (120) days following the transition of the Invoicing, Order Processing, Customer Service and Partners in Quality functions, Seller shall maintain the collection and accounts receivable functions.
o When errant orders or returns are received after the customers have been notified of the change in purchasing instructions, Seller and the Buyer will work with their respective customers to instruct them as to how to correct the process of placing orders and processing returns with their counter part. Buyer and Seller will cooperate to encourage all current customers to effect the change in ordering pattern.
o All orders that are taken by Seller during the Transition Period will be consistent with Seller's existing terms and conditions.
o All returns of values less than $10,000 shall be managed using Seller's existing returns policy. Returns valued at $10,000 or higher shall require authorization from Buyer. All restocking fees shall belong to Buyer.
o Seller shall provide data gathered for any Product related complaint to Buyer. Buyer will be responsible for required regulatory filing.

Warehousing and Order Fulfillment:
---------------------------------
o Seller will provide these services to the Buyer for a period of up to one hundred and twenty (120) days after the date hereof.
o Warehousing and order fulfillment will only be provided for orders taken through K-C's order entry process. o Seller will fill all orders received through its Order Processing System. Buyer will fill all orders received through its Order Processing System.
o Seller will administer the services in a manner consistent with its policies.

Management Information Systems:
------------------------------
o        Seller will provide these services during the Transition Period.
o Services will be limited to production of those reports that Seller has normally used in connection with the Activity and also providing the necessary transfer of data necessary to get all records to the Buyer for the Buyer's input into Buyer's information systems.
o Seller will cooperate with Buyer to transition these services to the mutual benefit of both parties and to facilitate the data exchange in an efficient manner.
o Requests for reports or services outside those already produced in managing the product line will result in incremental charges to the Buyer. Such requests will be evaluated by the Seller and a quote for the cost and timing will be provided to the Buyer.

Remittance of Interim Sales:
---------------------------
K-C will provide Derma with an income statement for the sales of Product within 8 business days of a month's end. The statement will provide Gross Profits derived by reducing the value of Gross Sales for the month by a Cash Discount (agreed to be 1% of Gross Sales), Rebates (agreed to be 3% of Gross Sales), Cost of Goods Sold (at the prices described in Exhibit B) and Distribution Expense (agreed to be 1.5% of Gross Sales). K-C will pay to Derma the resulting Gross Profit less the change in receivables occurring in the month. The change in receivables is agreed to be the Net Sales (defined as Gross Sales less the 1% Cash Discount and 3% Rebates), for the current month less the Net Sales for the prior month. The following table is provided for illustration:

-----------------------|-----------------------------------------------------------------------
                       |    January          February            March              April
-----------------------|-----------------------------------------------------------------------
Gross Sales            | $     100,000    $      90,000     $     120,000
                       | $       1,000    $         900     $       1,200
Rebates (3%)           | $       3,000    $       2,700     $       3,600
Net Sales              | $      96,000    $      86,400     $     115,200
                       |
COGS                   | $      70,000    $      63,000     $      84,000
                       | $       1,500    $       1,350     $       1,800
Gross Profit (24.5%)   | $      24,500    $      22,050     $      29,400
-----------------------|-----------------------------------------------------------------------
                       |
TRANSACTIONS           |
------------           |
Created Receivables    | $     (96,000)   $     (86,400)    $    (115,200)     -
                       | $          -     $      96,000     $      86,400       $     115,200
Profit Due to Derma    | $      24,500    $      22,050     $      29,400      -
=======================|=======================================================================
TOTAL PAYMENT TO DERMA | $     (71,500)   $      31,650     $         600       $     115,200
-----------------------------------------------------------------------------------------------


Payment of moneys due shall be made within 30 days of the end of month being reported.

Should K-C have any uncollected receivables related to sales of Product made under this agreement as of July 1, 2004, K-C will invoice Derma for the amount of the uncollected debts. Derma will pay K-C for the invoice within 30 days and will assume responsibility for the collection of the receivable.